UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2025

AMERICAN REBEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41267	47-3892903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5115 Maryland Way, Suite 303 Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 267-3235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AREB	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	AREBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 15, 2025, (the “Closing Date”), the Company entered into an Exchange and Settlement Agreement (the “Securities Exchange Agreement”) with an Agile Capital Funding, LLC (“Agile”).

The Company previously entered into that certain Business Loan and Security Agreement (the “Loan Agreement”), pursuant to which Agile extended a term loan to the Company in an original principal amount of $1,347,000 dated November 18, 2024.

Pursuant to the Securities Exchange Agreement, AREB and Agile exchanged all amounts due pursuant to the Loan Agreement for 414,500 shares of the Company’s common stock (the “Conversion Shares”), valued at $1.25 per share, and a three-year pre-funded warrant to purchase 699,680 shares of the Company’s common stock at $0.01 per share (the “Prefunded Warrants), valued at $1.24 per share.

Upon consummation of the exchange, the Loan Agreement, term note or other advances made thereunder is fully satisfied and terminated and of no further force and effect. As per the Loan Agreement all rights to collateral and Lien’s granted as part of the Loan Agreements shall revert back to AREB.

The Securities Exchange Agreement included representations, warranties and covenants by the Company and Agile that are customary for a transaction of this type. The Company is required to file a registration statement on Form S-1 to register the Conversion Shares and the shares of common stock underlying the Prefunded Warrants within 15 business days of the Closing Date. If the Company fails to file the registration statement within such timeframe, the total number of Prefunded Warrants issuable under the Securities Exchange Agreement shall automatically increase by an additional 391,133 Prefunded Warrants to effectively increase the balance payable under the Loan Agreement by thirty-five percent (35%).

The foregoing description of the Securities Exchange Agreement is not a complete description of all of the parties’ rights and obligations under the Securities Exchange Agreement, and is qualified in its entirety by reference to the Securities Exchange Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 3.02 Sale of Unregistered Securities.

In connection with the AGILE Securities Exchange Agreement discussed in Item 1.01 above, on August 18, 2025, the Company authorized the issuance of the Conversion Shares and Prefunded Warrants.

The issuance of the Conversion Shares and Prefunded Warrants will not be registered under the Securities Act of 1933, as amended, in reliance upon the exemption from the registration requirements of that Act provided by Section 4(a)(2) thereof. The recipients are accredited investors or an officer of the Company with the experience and expertise to evaluate the merits and risks of an investment in securities of the Company and the financial means to bear the risks of such an investment.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Agile Capital Funding Securities Exchange Agreement dated August 15, 2025
104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date: August 21, 2025	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr. Chief Executive Officer

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